BLACKSTONE REAL ESTATE INCOME FUND II

Supplement No. 1, dated August 9, 2016, to the

Prospectus, dated April 28, 2016 (the “Prospectus”), for Common Shares of Beneficial Interest

Revision of Shareholder Eligibility

The Prospectus sections titled “Prospectus Summary – Shareholder Eligibility” and “Subscription for Shares – Qualified Investors” are amended by revising any reference to “$2 million” to “$2.1 million” for purposes of determining whether an individual will be considered a Qualified Investor based on net worth.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

Please retain this supplement for future reference.